SOUTHERN STATES BANCSHARES, INC.	615 Quintard Avenue / Anniston, AL 36201 / (256) 241-1092

Southern States Bancshares, Inc. Announces Fourth Quarter 2024 Financial Results

Fourth Quarter 2024 Performance and Operational Highlights
•Net income of $11.2 million, or $1.11 per diluted share

•Core net income(1) of $10.5 million, or $1.04 per diluted share(1)

•Pretax pre-provision core net income(1) of $14.0 million

•Net interest income of $25.1 million, an increase of $804,000 from the prior quarter

•Net interest margin (“NIM”) of 3.66%, up 1 basis point from the prior quarter

•Return on average assets (“ROAA”) of 1.55%; return on average stockholders’ equity (“ROAE”) of 16.13%; and return on average tangible common equity (“ROATCE”)(1) of 18.87%

•Core ROAA(1) of 1.45%; and core ROATCE(1) of 17.67%

•Efficiency ratio of 46.67%; and core efficiency ratio of 47.78%

•Linked-quarter loans grew 4.9% annualized

•Linked-quarter total deposits, excluding brokered deposits, grew 6.2% annualized

•Linked-quarter brokered deposits declined (22.7)%

(1) See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

ANNISTON, Ala., January 21, 2025 – Southern States Bancshares, Inc. (NASDAQ: SSBK) (“Southern States” or the “Company”), the holding company for Southern States Bank, an Alabama state-chartered commercial bank (the “Bank”), today reported net income of $11.2 million, or $1.11 diluted earnings per share, for the fourth quarter of 2024. This compares to net income of $7.4 million, or $0.76 diluted earnings per share, for the third quarter of 2024, and net income of $8.9 million, or $0.99 diluted earnings per share, for the fourth quarter of 2023. The Company reported core net income of $10.5 million, or $1.04 diluted core earnings per share, for the fourth quarter of 2024. This compares to core net income of $8.7 million, or $0.89 diluted core earnings per share, for the third quarter of 2024, and core net income of $7.3 million, or $0.81 diluted core earnings per share, for the fourth quarter of 2023 (see “Reconciliation of Non-GAAP Financial Measures”).

CEO Commentary

Mark Chambers, Chief Executive Officer and President of Southern States Bancshares, Inc., said “We are proud to report record net income of $11.2 million for the fourth quarter and $34.9 million for the full year, a testament to our team's diligent execution and superior customer service. Our strong operating results reflect our continued consistent growth supported by a healthy net interest margin of 3.66% for the fourth quarter, coupled with an efficiency ratio of 46.67%.”

“We remain firmly committed to prudently managing our franchise for sustainable growth across our dynamic footprint. That starts with maintaining excellent credit quality and strong capital levels. Disciplined underwriting is critical to our success, and at year end, nonperforming loans accounted for just 0.29% of total loans.’’

“In August 2024, we completed the acquisition of Century Bank and have now seamlessly integrated its customers and team members into our organization. It enhances our presence in Georgia, especially in the high-growth Atlanta metro market, and elevates our position as a premier Southeastern community bank. With 15 full-service branches and two loan production offices across the vibrant economies in Alabama and Georgia, we have substantially expanded and strengthened Southern States Bank’s community banking platform, which we believe sets us up to deliver resilient growth and shareholder returns in 2025.”

Net Interest Income and Net Interest Margin

	Three Months Ended			% Change December 31, 2024 vs.
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024		December 31, 2023
	(Dollars in thousands)

Average interest-earning assets	$2,722,907	$2,645,388	$2,195,381	2.9%		24.0%
Net interest income	$25,050	$24,246	$20,404	3.3%		22.8%
Net interest margin	3.66%	3.65%	3.69%	1	bps	(3) bps

Net interest income for the fourth quarter of 2024 was $25.1 million, an increase of 3.3% from $24.2 million for the third quarter of 2024. The increase was substantially due to a decrease in higher-cost brokered deposits as a result of calls and repayments at maturity and replaced with less expensive core deposits.

Relative to the fourth quarter of 2023, net interest income increased $4.6 million, or 22.8%. The increase was mainly driven by significant organic growth, coupled with the acquisition of Century Bank on July 31, 2024.

Net interest margin for the fourth quarter of 2024 was 3.66%, compared to 3.65% for the third quarter of 2024. The slight increase was primarily due to cost savings attributed to calls and repayments at maturity on higher-cost brokered deposits.

Relative to the fourth quarter of 2023, net interest margin decreased slightly from 3.69%. The decrease was primarily the result of the decrease in interest rates. The acquisition of Century Bank resulted in a positive impact to the net interest margin, effectively helping to reduce the cost of interest-bearing liabilities.

Noninterest Income

	Three Months Ended			% Change December 31, 2024 vs.
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
	(Dollars in thousands)

Service charges on deposit accounts	$565	$532	$441	6.2%	28.1%
Swap fees (expense)	17	(9)	70	288.9%	(75.7)%
SBA/USDA fees	89	179	70	(50.3)%	27.1%
Mortgage origination fees	55	112	87	(50.9)%	(36.8)%
Net gain on securities	25	75	98	(66.7)%	(74.5)%
Employee retention credit (“ERC”)	1,154	—	—	N/A	N/A
Other operating income	1,085	868	2,352	25.0%	(53.9)%
Total noninterest income	$2,990	$1,757	$3,118	70.2%	(4.1)%

Noninterest income for the fourth quarter of 2024 was $3.0 million, an increase of 70.2% from $1.8 million for the third quarter of 2024. The Company applied for the Voluntary Disclosure Program (“VDP”) associated with the ERC program during the third quarter of 2023 and received approval during the fourth quarter of 2024. The fourth quarter of 2024 included $1.2 million in ERC as a participant in the program.

Relative to the fourth quarter of 2023, noninterest income decreased 4.1% from $3.1 million. The fourth quarter of 2023 included a $1.9 million fee related to the early payoff of a $12.0 million purchased loan. As this was unusually large and atypical for the Bank, it was recorded as noninterest income instead of interest income, which would have impacted the net interest margin. The fourth quarter of 2024 included the $1.2 million in ERC discussed earlier. The acquisition of Century Bank on July 31, 2024 resulted in additional noninterest income during the fourth quarter of 2024.

Noninterest Expense

	Three Months Ended			% Change December 31, 2024 vs.
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
	(Dollars in thousands)

Salaries and employee benefits	$7,002	$6,876	$5,739	1.8%	22.0%
Equipment and occupancy expenses	851	814	681	4.5%	25.0%
Data processing fees	960	781	639	22.9%	50.2%
Regulatory assessments	441	414	355	6.5%	24.2%
Professional fees related to ERC	236	—	—	N/A	N/A
Merger-related expenses	—	1,511	—	N/A	N/A
Other operating expenses	3,584	3,291	2,303	8.9%	55.6%
Total noninterest expenses	$13,074	$13,687	$9,717	(4.5)%	34.5%

Noninterest expense for the fourth quarter of 2024 was $13.1 million, a decrease of 4.5% from $13.7 million for the third quarter of 2024. The third quarter of 2024 included merger-related expenses of $1.5 million, of which $961,000 was not deductible for taxes, as a result of the acquisition of Century Bank. The fourth quarter of 2024 included professional fees paid to a third party related to ERC, along with an overall increase in noninterest expense as a result of the full-quarter recognition of the acquisition of Century Bank.

Relative to the fourth quarter of 2023, noninterest expense increased 34.5% from $9.7 million. The acquisition of Century Bank on July 31, 2024 resulted in additional noninterest expense during the fourth quarter of 2024.

Loans and Credit Quality

	Three Months Ended			% Change December 31, 2024 vs.
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
	(Dollars in thousands)

Gross loans	$2,233,244	$2,205,747	$1,890,677	1.2%	18.1%
Unearned income	(6,675)	(6,536)	(6,169)	2.1%	8.2%
Loans, net of unearned income (“Loans”)	2,226,569	2,199,211	1,884,508	1.2%	18.2%
Average loans, net of unearned (“Average loans”)	$2,205,892	$2,134,318	$1,814,484	3.4%	21.6%

Nonperforming loans (“NPL”)	$6,533	$7,868	$1,177	(17.0)%	455.1%
Provision for credit losses	$72	$2,583	$2,579	(97.2)%	(97.2)%
Allowance for credit losses (“ACL”)	$28,338	$28,061	$24,378	1.0%	16.2%
Net (recoveries) charge-offs	$(205)	$350	$382	158.6%	153.7%
NPL to gross loans	0.29%	0.36%	0.06%
Net (recoveries) charge-offs to average loans(1)	(0.04)%	0.07%	0.08%
ACL to loans	1.27%	1.28%	1.29%

(1) Ratio is annualized.

Loans, net of unearned income, were $2.2 billion at December 31, 2024, up $27.4 million from September 30, 2024 and up $342.1 million from December 31, 2023. The linked-quarter increase in loans was primarily attributable to new business growth across our footprint. The year-over-year increase in loans was primarily attributable the new business growth across our footprint, coupled with the acquisition of Century Bank, which resulted in additional loans of $131.7 million at December 31, 2024.

Nonperforming loans totaled $6.5 million, or 0.29% of gross loans, at December 31, 2024, compared with $7.9 million, or 0.36% of gross loans, at September 30, 2024, and $1.2 million, or 0.06% of gross loans, at December 31, 2023. The $1.3 million net decrease in nonperforming loans from September 30, 2024 was primarily attributable to a significant commercial and industrial loan being paid down. The $5.4 million net increase in nonperforming loans from December 31, 2023, was primarily attributable to a significant commercial and industrial loan, which has since been paid down, and a commercial real estate loan being placed on nonaccrual status.

The Company recorded a provision for credit losses of $72,000 for the fourth quarter of 2024, compared to $2.6 million for the third quarter of 2024. Provision in the third quarter of 2024 included a $1.7 million provision as a result of the acquisition of Century Bank as well as additional provisions based on growth.

Net recoveries for the fourth quarter of 2024 were $205,000, or (0.04)% of average loans on an annualized basis, compared to net charge-offs of $350,000, or 0.07% of average loans on an annualized basis, for the third quarter of 2024, and net charge-offs of $382,000, or 0.08% of average loans on an annualized basis, for the fourth quarter of 2023. The net recoveries received in the fourth quarter of 2024 were primarily related to a pool of consumer loans charged-off in the third quarter. The charge-offs recorded during the third quarter of 2024 were substantially related to a purchased pool of consumer loans for which the borrower filed for bankruptcy. The loan was fully charged-off as of September 30, 2024.

The Company’s allowance for credit losses was 1.27% of total loans and 433.77% of nonperforming loans at December 31, 2024, compared with 1.28% of total loans and 356.65% of nonperforming loans at September 30, 2024. Allowance for credit losses on unfunded commitments was $1.4 million at December 31, 2024.

Deposits

	Three Months Ended			% Change December 31, 2024 vs.
	December 31, 2024	September 30, 2024	December 31, 2023	September 30, 2024	December 31, 2023
	(Dollars in thousands)

Noninterest-bearing deposits	$575,357	$546,282	$437,959	5.3%	31.4%
Interest-bearing deposits	1,835,940	1,874,264	1,580,230	(2.0)%	16.2%
Total deposits	$2,411,297	$2,420,546	$2,018,189	(0.4)%	19.5%

Uninsured deposits	$760,141	$735,676	$615,651	3.3%	23.5%
Uninsured deposits to total deposits and accrued interest on deposits	31.50%	30.37%	30.51%
Noninterest deposits to total deposits	23.86%	22.57%	21.70%

Total deposits were $2.4 billion at December 31, 2024, down slightly from $2.4 billion at September 30, 2024 and up from $2.0 billion at December 31, 2023. The $9.2 million decrease in total deposits in the fourth quarter from the previous quarter was primarily due to a $44.1 million decrease in brokered deposits due to calls and maturation, partially offset by an increase of $29.1 million in noninterest-bearing deposits. Total brokered deposits were $150.0 million at December 31, 2024, compared to $194.2 million at September 30, 2024. Excluding brokered deposits, total deposits increased $34.9 million in the fourth quarter of 2024.

Capital

	December 31, 2024		September 30, 2024		December 31, 2023
	Company	Bank	Company	Bank	Company	Bank

Tier 1 capital ratio to average assets	8.67%	11.45%	8.64%	11.48%	8.99%	12.01%
Risk-based capital ratios:
Common equity tier 1 (“CET1”) capital ratio	9.84%	12.99%	9.36%	12.43%	9.20%	12.30%
Tier 1 capital ratio	9.84%	12.99%	9.36%	12.43%	9.20%	12.30%
Total capital ratio	14.73%	14.18%	14.18%	13.59%	14.29%	13.45%

As of December 31, 2024, total stockholders’ equity was $279.9 million, up from $271.4 million at September 30, 2024. The increase of $8.5 million was substantially due to strong earnings growth, partially offset by an increase in accumulated other comprehensive losses resulting from changes in the value of available for sale securities.

About Southern States Bancshares, Inc.
Headquartered in Anniston, Alabama, Southern States Bancshares, Inc. is a bank holding company that operates primarily through its wholly-owned subsidiary, Southern States Bank. The Bank is a full service community banking institution, which offers an array of deposit, loan and other banking-related products and services to businesses and individuals in its communities. The Bank operates 15 branches in Alabama and Georgia and two loan production offices in Atlanta.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 under the section entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict.

These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this press release and may include statements about our acquisition of Century Bank of Georgia, business strategy and prospects for growth, operations, ability to pay dividends, competition, regulation and general economic conditions.

Contact Information

Lynn Joyce	Margaret Boyce
(205) 820-8065	(310) 622-8247
ljoyce@ssbank.bank	ssbankir@finprofiles.com

SELECT FINANCIAL DATA
(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Results of Operations
Interest income	$44,977	$45,068	$36,172	$169,781	$132,260
Interest expense	19,927	20,822	15,768	78,074	52,148
Net interest income	25,050	24,246	20,404	91,707	80,112
Provision for credit losses	72	2,583	2,579	4,957	6,090
Net interest income after provision	24,978	21,663	17,825	86,750	74,022
Noninterest income	2,990	1,757	3,118	7,390	8,874
Noninterest expense	13,074	13,687	9,717	48,548	41,876
Income tax expense	3,696	2,380	2,330	10,724	9,068
Net income	$11,198	$7,353	$8,896	$34,868	$31,952
Core net income(1)	$10,484	$8,675	$7,289	$36,339	$31,190

Share and Per Share Data
Shares issued and outstanding	9,889,260	9,882,350	8,841,349	9,889,260	8,841,349
Weighted average shares outstanding:
Basic	9,940,221	9,608,868	8,864,734	9,357,336	8,809,590
Diluted	10,061,735	9,725,884	9,021,358	9,503,994	9,038,004
Earnings per share:
Basic	$1.13	$0.76	$1.00	$3.72	$3.63
Diluted	1.11	0.76	0.99	3.67	3.53
Core - diluted(1)	1.04	0.89	0.81	3.82	3.45
Book value per share	28.30	27.46	24.31	28.30	24.31
Tangible book value per share(1)	24.04	23.38	22.30	24.04	22.30
Cash dividends per common share	0.09	0.09	0.09	0.36	0.36

Performance and Financial Ratios
ROAA	1.55%	1.05%	1.53%	1.31%	1.44%
ROAE	16.13%	11.89%	17.02%	14.39%	16.16%
Core ROAA(1)	1.45%	1.24%	1.26%	1.36%	1.41%
ROATCE(1)	18.87%	13.35%	18.62%	16.10%	17.78%
Core ROATCE(1)	17.67%	15.74%	15.26%	16.78%	17.35%
NIM	3.66%	3.65%	3.69%	3.61%	3.81%
NIM - FTE(1)	3.67%	3.66%	3.71%	3.63%	3.82%
Net interest spread	2.64%	2.66%	2.73%	2.62%	2.92%
Yield on loans	7.03%	7.21%	6.91%	7.12%	6.70%
Yield on interest-earning assets	6.57%	6.78%	6.54%	6.69%	6.29%
Cost of interest-bearing liabilities	3.93%	4.12%	3.81%	4.07%	3.37%
Cost of funds(2)	3.09%	3.31%	3.03%	3.27%	2.63%
Cost of interest-bearing deposits	3.83%	4.03%	3.66%	3.96%	3.19%
Cost of total deposits	2.96%	3.19%	2.86%	3.13%	2.44%
Noninterest deposits to total deposits	23.86%	22.57%	21.70%	23.86%	21.70%
Core deposits to total deposits	87.90%	86.30%	83.70%	87.90%	83.70%
Uninsured deposits to total deposits and accrued interest on deposits	31.50%	30.37%	30.51%	31.50%	30.51%
Total loans to total deposits	92.34%	90.86%	93.38%	92.34%	93.38%
Efficiency ratio	46.67%	52.79%	41.48%	49.04%	47.35%
Core efficiency ratio(1)	47.78%	46.96%	45.78%	46.66%	46.74%

(1) See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.
(2) Includes total interest-bearing liabilities and noninterest deposits.

SELECT FINANCIAL DATA
(Dollars in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Financial Condition (ending)
Total loans	$2,226,569	$2,199,211	$1,884,508	$2,226,569	$1,884,508
Total securities	216,481	217,692	198,632	216,481	198,632
Total assets	2,849,264	2,841,440	2,446,663	2,849,264	2,446,663
Total noninterest bearing deposits	575,357	546,282	437,959	575,357	437,959
Total core deposits(1)	2,119,491	2,088,993	1,689,266	2,119,491	1,689,266
Total deposits	2,411,297	2,420,546	2,018,189	2,411,297	2,018,189
Total borrowings	131,224	121,083	183,673	131,224	183,673
Total liabilities	2,569,375	2,570,070	2,231,699	2,569,375	2,231,699
Total shareholders’ equity	279,889	271,370	214,964	279,889	214,964

Financial Condition (average)
Total loans	$2,205,892	$2,134,318	$1,814,484	$2,061,604	$1,711,006
Total securities	228,213	223,750	209,074	217,943	200,047
Total other interest-earning assets	288,802	287,320	171,823	257,533	192,433
Total interest-bearing assets	2,722,907	2,645,388	2,195,381	2,537,080	2,103,486
Total assets	2,875,981	2,777,215	2,303,398	2,664,353	2,211,742
Total noninterest-bearing deposits	552,898	490,450	420,019	470,376	436,571
Total interest-bearing deposits	1,893,906	1,874,861	1,502,348	1,783,493	1,422,453
Total deposits	2,446,804	2,365,311	1,922,367	2,253,869	1,859,024
Total borrowings	121,356	134,035	140,790	136,788	126,853
Total interest-bearing liabilities	2,015,262	2,008,896	1,643,138	1,920,281	1,549,306
Total shareholders’ equity	276,250	246,081	207,324	242,224	197,680

Asset Quality
Nonperforming loans	$6,533	$7,868	$1,177	$6,533	$1,177
Other real estate owned (“OREO”)	$—	$33	$33	$—	$33
Nonperforming assets (“NPA”)	$6,533	$7,901	$1,210	$6,533	$1,210
Net (recovery) charge-offs to average loans(2)	(0.04)%	0.07%	0.08%	0.05%	0.03%
Provision for credit losses to average loans(2)	0.01%	0.48%	0.56%	0.24%	0.36%
ACL to loans	1.27%	1.28%	1.29%	1.27%	1.29%
ACL to gross loans	1.27%	1.27%	1.29%	1.27%	1.29%
ACL to NPL	433.77%	356.65%	2071.20%	433.77%	2071.20%
NPL to loans	0.29%	0.36%	0.06%	0.29%	0.06%
NPL to gross loans	0.29%	0.36%	0.06%	0.29%	0.06%
NPA to gross loans and OREO	0.29%	0.36%	0.06%	0.29%	0.06%
NPA to total assets	0.23%	0.28%	0.05%	0.23%	0.05%

Regulatory and Other Capital Ratios
Total shareholders’ equity to total assets	9.82%	9.55%	8.79%	9.82%	8.79%
Tangible common equity to tangible assets(3)	8.47%	8.25%	8.12%	8.47%	8.12%
Tier 1 capital ratio to average assets	8.67%	8.64%	8.99%	8.67%	8.99%
Risk-based capital ratios:
CET1 capital ratio	9.84%	9.36%	9.20%	9.84%	9.20%
Tier 1 capital ratio	9.84%	9.36%	9.20%	9.84%	9.20%
Total capital ratio	14.73%	14.18%	14.29%	14.73%	14.29%

(1) We define core deposits as total deposits excluding brokered deposits and time deposits greater than $250,000.
(2) Ratio is annualized.
(3) See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands)

	December 31, 2024	September 30, 2024	December 31, 2023
	(Unaudited)	(Unaudited)	(Audited)

Assets
Cash and due from banks	$27,321	$24,225	$19,710
Interest-bearing deposits in banks	153,833	182,559	134,846
Federal funds sold	79,080	71,072	96,095
Total cash and cash equivalents	260,234	277,856	250,651

Securities available for sale, at fair value	196,870	198,076	179,000
Securities held to maturity, at amortized cost	19,611	19,616	19,632
Other equity securities, at fair value	3,697	3,733	3,649
Restricted equity securities, at cost	4,441	4,418	5,684
Loans held for sale	404	415	450

Loans, net of unearned income	2,226,569	2,199,211	1,884,508
Less allowance for credit losses	28,338	28,061	24,378
Loans, net	2,198,231	2,171,150	1,860,130

Premises and equipment, net	32,048	32,319	26,426
Accrued interest receivable	10,111	10,114	8,711
Bank owned life insurance	39,431	39,159	29,884
Annuities	16,772	16,843	15,036
Foreclosed assets	—	33	33
Goodwill	33,176	30,980	16,862
Core deposit intangible	8,939	9,338	899
Other assets	25,299	27,390	29,616

Total assets	$2,849,264	$2,841,440	$2,446,663

Liabilities and Stockholders' Equity
Liabilities:
Deposits:
Noninterest-bearing	$575,357	$546,282	$437,959
Interest-bearing	1,835,940	1,874,264	1,580,230
Total deposits	2,411,297	2,420,546	2,018,189

Other borrowings	17,979	7,976	26,994
FHLB advances	22,000	22,000	70,000
Subordinated notes	91,245	91,107	86,679
Accrued interest payable	2,172	2,214	1,519
Other liabilities	24,682	26,227	28,318

Total liabilities	2,569,375	2,570,070	2,231,699
Stockholders' equity:
Common stock	49,821	49,684	44,479
Capital surplus	106,637	106,046	78,361
Retained earnings	134,075	123,783	102,523
Accumulated other comprehensive loss	(7,936)	(5,866)	(8,379)
Unvested restricted stock	(567)	(723)	(466)
Vested restricted stock units	(2,141)	(1,554)	(1,554)

Total stockholders' equity	279,889	271,370	214,964

Total liabilities and stockholders' equity	$2,849,264	$2,841,440	$2,446,663

CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Interest income:
Loans, including fees	$38,972	$38,690	$31,613	$146,712	$114,662
Taxable securities	2,237	2,205	1,986	8,462	6,806
Nontaxable securities	248	243	230	952	977
Other interest and dividends	3,520	3,930	2,343	13,655	9,815
Total interest income	44,977	45,068	36,172	169,781	132,260

Interest expense:
Deposits	18,223	18,990	13,869	70,630	45,368
Other borrowings	1,704	1,832	1,899	7,444	6,780
Total interest expense	19,927	20,822	15,768	78,074	52,148

Net interest income	25,050	24,246	20,404	91,707	80,112
Provision for credit losses	72	2,583	2,579	4,957	6,090
Net interest income after provision for credit losses	24,978	21,663	17,825	86,750	74,022

Noninterest income:
Service charges on deposit accounts	565	532	441	2,022	1,790
Swap fees (expense)	17	(9)	70	27	691
SBA/USDA fees	89	179	70	391	344
Mortgage origination fees	55	112	87	356	533
Net gain on securities	25	75	98	108	555
Employee retention credit	1,154	—	—	1,162	—
Other operating income	1,085	868	2,352	3,324	4,961
Total noninterest income	2,990	1,757	3,118	7,390	8,874

Noninterest expenses:
Salaries and employee benefits	7,002	6,876	5,739	26,221	25,665
Equipment and occupancy expenses	851	814	681	3,021	2,776
Data processing fees	960	781	639	3,070	2,528
Regulatory assessments	441	414	355	1,590	1,198
Professional fees related to ERC	236	—	—	236	—
Merger-related expenses	—	1,511	—	1,511	—
Other operating expenses	3,584	3,291	2,303	12,899	9,709
Total noninterest expenses	13,074	13,687	9,717	48,548	41,876

Income before income taxes	14,894	9,733	11,226	45,592	41,020

Income tax expense	3,696	2,380	2,330	10,724	9,068

Net income	$11,198	$7,353	$8,896	$34,868	$31,952

Basic earnings per share	$1.13	$0.76	$1.00	$3.72	$3.63

Diluted earnings per share	$1.11	$0.76	$0.99	$3.67	$3.53

AVERAGE BALANCE SHEET AND NET INTEREST MARGIN
(Dollars in thousands)

	Three Months Ended
	December 31, 2024			September 30, 2024			December 31, 2023
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets:
Interest-earning assets:
Loans, net of unearned income(1)	$2,205,892	$38,972	7.03%	$2,134,318	$38,690	7.21%	$1,814,484	$31,613	6.91%
Taxable securities	181,456	2,237	4.90%	177,164	2,205	4.95%	163,537	1,986	4.82%
Nontaxable securities	46,757	248	2.11%	46,586	243	2.08%	45,537	230	2.00%
Other interest-earnings assets	288,802	3,520	4.85%	287,320	3,930	5.44%	171,823	2,343	5.41%
Total interest-earning assets	2,722,907	44,977	6.57%	2,645,388	45,068	6.78%	2,195,381	36,172	6.54%
Allowance for credit losses	(28,280)			(27,253)			(22,666)
Noninterest-earning assets	181,354			159,080			130,683
Total Assets	$2,875,981			$2,777,215			$2,303,398

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing transaction accounts	$94,039	$27	0.12%	$95,040	$30	0.13%	$86,163	$23	0.11%
Savings and money market accounts	1,112,679	10,279	3.68%	1,042,661	10,264	3.92%	885,548	8,445	3.78%
Time deposits	687,188	7,917	4.58%	737,160	8,696	4.69%	530,637	5,401	4.04%
FHLB advances	22,000	300	5.42%	36,130	455	5.01%	52,076	645	4.92%
Other borrowings	99,356	1,404	5.63%	97,905	1,377	5.59%	88,714	1,254	5.61%
Total interest-bearing liabilities	$2,015,262	$19,927	3.93%	$2,008,896	$20,822	4.12%	$1,643,138	$15,768	3.81%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	$552,898			$490,450			$420,019
Other liabilities	31,571			31,788			32,917
Total noninterest-bearing liabilities	584,469			522,238			452,936
Stockholders’ Equity	276,250			246,081			207,324
Total Liabilities and Stockholders’ Equity	$2,875,981			$2,777,215			$2,303,398

Net interest income		$25,050			$24,246			$20,404
Net interest spread(2)			2.64%			2.66%			2.73%
Net interest margin(3)			3.66%			3.65%			3.69%
Net interest margin - FTE(4)(5)			3.67%			3.66%			3.71%
Cost of funds(6)			3.09%			3.31%			3.03%
Cost of interest-bearing deposits			3.83%			4.03%			3.66%
Cost of total deposits			2.96%			3.19%			2.86%
(1)Includes nonaccrual loans.
(2)Net interest spread is the difference between interest rates earned on interest earning assets and interest rates paid on interest-bearing liabilities.
(3)Net interest margin is a ratio of net interest income to average interest earning assets for the same period.
(4)Net interest margin - FTE is a ratio of fully-taxable equivalent net interest income to average interest earning assets for the same period. It assumes a 24.0% tax rate.
(5)Refer to “Reconciliation of Non-GAAP Financial Measures”.
(6)Includes total interest-bearing liabilities and noninterest deposits.

AVERAGE BALANCE SHEET AND NET INTEREST MARGIN
(Dollars in thousands)

	Twelve Months Ended
	December 31, 2024			December 31, 2023
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets:
Interest-earning assets:
Loans, net of unearned income(1)	$2,061,604	$146,712	7.12%	$1,711,006	$114,662	6.70%
Taxable securities	171,878	8,462	4.92%	152,707	6,806	4.46%
Nontaxable securities	46,065	952	2.07%	47,340	977	2.06%
Other interest-earnings assets	257,533	13,655	5.30%	192,433	9,815	5.10%
Total interest-earning assets	2,537,080	169,781	6.69%	2,103,486	132,260	6.29%
Allowance for credit losses	(26,302)			(21,233)
Noninterest-earning assets	153,575			129,489
Total Assets	$2,664,353			$2,211,742

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing transaction accounts	$90,252	$105	0.12%	$90,231	$82	0.09%
Savings and money market accounts	997,349	38,576	3.87%	851,351	28,124	3.30%
Time deposits	695,892	31,949	4.59%	480,871	17,162	3.57%
FHLB advances	39,847	2,006	5.03%	39,830	1,848	4.64%
Other borrowings	96,941	5,438	5.61%	87,023	4,932	5.67%
Total interest-bearing liabilities	$1,920,281	$78,074	4.07%	$1,549,306	$52,148	3.37%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	$470,376			$436,571
Other liabilities	31,472			28,185
Total noninterest-bearing liabilities	501,848			464,756
Stockholders’ Equity	242,224			197,680
Total Liabilities and Stockholders’ Equity	$2,664,353			$2,211,742

Net interest income		$91,707			$80,112
Net interest spread(2)			2.62%			2.92%
Net interest margin(3)			3.61%			3.81%
Net interest margin - FTE(4)(5)			3.63%			3.82%
Cost of funds(6)			3.27%			2.63%
Cost of interest-bearing deposits			3.96%			3.19%
Cost of total deposits			3.13%			2.44%
(1)Includes nonaccrual loans.
(2)Net interest spread is the difference between interest rates earned on interest earning assets and interest rates paid on interest-bearing liabilities.
(3)Net interest margin is a ratio of net interest income to average interest earning assets for the same period.
(4)Net interest margin - FTE is a ratio of fully-taxable equivalent net interest income to average interest earning assets for the same period. It assumes a 24.0% tax rate.
(5)Refer to “Reconciliation of Non-GAAP Financial Measures”.
(6)Includes total interest-bearing liabilities and noninterest deposits.

LOAN COMPOSITION
(Dollars in thousands)

	December 31, 2024		September 30, 2024		December 31, 2023
	Amount	% of gross	Amount	% of gross	Amount	% of gross

Real estate mortgages:
Construction and development	$238,634	10.7%	$245,275	11.1%	$242,960	12.9%
Residential	315,092	14.1%	293,150	13.3%	224,603	11.9%
Commercial	1,352,084	60.6%	1,344,554	61.0%	1,144,867	60.5%
Commercial and industrial	315,854	14.1%	310,540	14.1%	269,961	14.3%
Consumer and other	11,580	0.5%	12,228	0.5%	8,286	0.4%
Gross loans	2,233,244	100.0%	2,205,747	100.0%	1,890,677	100.0%
Unearned income	(6,675)		(6,536)		(6,169)
Loans, net of unearned income	2,226,569		2,199,211		1,884,508
Allowance for credit losses	(28,338)		(28,061)		(24,378)
Loans, net	$2,198,231		$2,171,150		$1,860,130

DEPOSIT COMPOSITION
(Dollars in thousands)

	December 31, 2024		September 30, 2024		December 31, 2023
	Amount	% of total	Amount	% of total	Amount	% of total

Noninterest-bearing transaction	$575,357	23.8%	$546,282	22.5%	$437,959	21.7%
Interest-bearing transaction	1,128,959	46.8%	1,124,706	46.5%	946,347	46.9%
Savings	52,472	2.2%	53,565	2.2%	35,412	1.7%
Time deposits, $250,000 and under	512,717	21.3%	558,600	23.1%	500,406	24.8%
Time deposits, over $250,000	141,792	5.9%	137,393	5.7%	98,065	4.9%
Total deposits	$2,411,297	100.0%	$2,420,546	100.0%	$2,018,189	100.0%

Nonperfoming Assets
(Dollars in thousands)

	December 31, 2024	September 30, 2024	December 31, 2023

Nonaccrual loans	$6,434	$7,803	$1,017
Past due loans 90 days or more and still accruing interest	99	65	160
Total nonperforming loans	6,533	7,868	1,177
OREO	—	33	33
Total nonperforming assets	$6,533	$7,901	$1,210

Financial difficulty modification loans – nonaccrual(1)	600	622	907
Financial difficulty modification loans – accruing	1,055	1,071	1,095
Financial difficulty modification loans	$1,655	$1,693	$2,002

Allowance for credit losses	$28,338	$28,061	$24,378
Loans, net of unearned income at the end of the period	$2,226,569	$2,199,211	$1,884,508
Gross loans outstanding at the end of period	$2,233,244	$2,205,747	$1,890,677
Total assets	$2,849,264	$2,841,440	$2,446,663
Allowance for credit losses to nonperforming loans	433.77%	356.65%	2071.20%
Nonperforming loans to loans, net of unearned income	0.29%	0.36%	0.06%
Nonperforming loans to gross loans	0.29%	0.36%	0.06%
Nonperforming assets to gross loans and OREO	0.29%	0.36%	0.06%
Nonperforming assets to total assets	0.23%	0.28%	0.05%

Nonaccrual loans by category:
Real estate mortgages:
Construction & Development	$415	$—	$—
Residential Mortgages	559	522	252
Commercial Real Estate Mortgages	2,097	2,155	765
Commercial & Industrial	3,363	5,126	—
Consumer and other	—	—	—
Total	$6,434	$7,803	$1,017

(1) Financial difficulty modifications loans are excluded from nonperforming loans unless they otherwise meet the definition of nonaccrual loans or are more than 90 days past due.

Allowance for Credit Losses
(Dollars in thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Average loans, net of unearned income	$2,205,892	$2,134,318	$1,814,484	$2,061,604	$1,711,006
Loans, net of unearned income	2,226,569	2,199,211	1,884,508	2,226,569	1,884,508
Gross loans	2,233,244	2,205,747	1,890,677	2,233,244	1,890,677
Allowance for credit losses at beginning of the period	28,061	25,828	22,181	24,378	20,156
Impact of adoption of ASC 326	—	—	—	—	(1,285)
Charge-offs:
Construction and development	—	—	—	—	3
Residential	—	—	—	11	—
Commercial	—	119	—	157	—
Commercial and industrial	—	384	424	1,210	686
Consumer and other	—	—	2	25	8
Total charge-offs	—	503	426	1,403	697
Recoveries:
Construction and development	—	—	—	—	—
Residential	7	13	4	34	41
Commercial	—	—	—	—	—
Commercial and industrial	196	139	39	367	54
Consumer and other	2	1	1	5	19
Total recoveries	205	153	44	406	114
Net (recoveries) charge-offs	$(205)	$350	$382	$997	$583

Provision for credit losses	$72	$2,583	$2,579	$4,957	$6,090
Balance at end of the period	$28,338	$28,061	$24,378	$28,338	$24,378

Allowance for credit losses on unfunded commitments at beginning of the period	$1,405	$1,206	$1,524	$1,239	$—
Impact of adoption of ASC 326	—	—	—	—	1,285
Day 2 impact from acquisition	—	199	—	199	—
Credit for credit losses on unfunded commitments	—	—	(285)	(33)	(46)
Balance at the end of the period	$1,405	$1,405	$1,239	$1,405	$1,239

Allowance to loans, net of unearned income	1.27%	1.28%	1.29%	1.27%	1.29%
Allowance to gross loans	1.27%	1.27%	1.29%	1.27%	1.29%
Net (recoveries) charge-offs to average loans, net of unearned income(1)	(0.04)%	0.07%	0.08%	0.05%	0.03%
Provision for credit losses to average loans, net of unearned income(1)	0.01%	0.48%	0.56%	0.24%	0.36%
(1) Ratio is annualized.

Reconciliation of Non-GAAP Financial Measures
Noninterest Expense
In addition to reporting GAAP results, the Company reports non-GAAP financial measures in this earnings release and other disclosures. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

The following table provides a reconciliation of the non-GAAP financial measures to their most directly comparable financial measure presented in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures
(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Net income	$11,198	$7,353	$8,896	$34,868	$31,952
Add: One-time retirement related expenses	—	—	—	—	1,571
Add: Professional fees related to ERC	236	—	—	236	—
Add: Wire fraud loss	—	—	—	1,155	—
Add: Merger-related expenses	—	1,511	—	1,511	—
Add: Net OREO loss (gain)	3	—	(154)	—	(156)
Less: Employee retention credit	1,154	—	—	1,162	—
Less: Fee received on early loan payoff	—	—	1,863	—	1,863
Less: Net gain on securities	25	75	98	108	555
Less: Tax effect	(226)	114	(508)	161	(241)
Core net income	$10,484	$8,675	$7,289	$36,339	$31,190
Average assets	$2,875,981	$2,777,215	$2,303,398	$2,664,353	$2,211,742
Core return on average assets	1.45%	1.24%	1.26%	1.36%	1.41%

Net income	$11,198	$7,353	$8,896	$34,868	$31,952
Add: One-time retirement related expenses	—	—	—	—	1,571
Add: Professional fees related to ERC	236	—	—	236	—
Add: Wire fraud loss	—	—	—	1,155	—
Add: Merger-related expenses	—	1,511	—	1,511	—
Add: Net OREO loss (gain)	3	—	(154)	—	(156)
Add: Provision	72	2,583	2,579	4,957	6,090
Less: Employee retention credit	1,154	—	—	1,162	—
Less: Fee received on early loan payoff	—	—	1,863	—	1,863
Less: Net gain on securities	25	75	98	108	555
Add: Income taxes	3,696	2,380	2,330	10,724	9,068
Pretax pre-provision core net income	$14,026	$13,752	$11,690	$52,181	$46,107
Average assets	$2,875,981	$2,777,215	$2,303,398	$2,664,353	$2,211,742
Pretax pre-provision core return on average assets	1.94%	1.97%	2.01%	1.96%	2.08%

Net interest income	$25,050	$24,246	$20,404	$91,707	$80,112
Add: Fully-taxable equivalent adjustments(1)	66	75	99	288	312
Net interest income - FTE	$25,116	$24,321	$20,503	$91,995	$80,424

Net interest margin	3.66%	3.65%	3.69%	3.61%	3.81%
Effect of fully-taxable equivalent adjustments(1)	0.01%	0.01%	0.02%	0.02%	0.01%
Net interest margin - FTE	3.67%	3.66%	3.71%	3.63%	3.82%

Total stockholders' equity	$279,889	$271,370	$214,964	$279,889	$214,964
Less: Intangible assets	42,115	40,318	17,761	42,115	17,761
Tangible common equity	$237,774	$231,052	$197,203	$237,774	$197,203

(1) Assumes a 24.0% tax rate.

Reconciliation of Non-GAAP Financial Measures
(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023

Core net income	$10,484	$8,675	$7,289	$36,339	$31,190
Diluted weighted average shares outstanding	10,061,735	9,725,884	9,021,358	9,503,994	9,038,004
Diluted core earnings per share	$1.04	$0.89	$0.81	$3.82	$3.45

Common shares outstanding at year or period end	9,889,260	9,882,350	8,841,349	9,889,260	8,841,349
Tangible book value per share	$24.04	$23.38	$22.30	$24.04	$22.30

Total assets at end of period	$2,849,264	$2,841,440	$2,446,663	$2,849,264	$2,446,663
Less: Intangible assets	42,115	40,318	17,761	42,115	17,761
Adjusted assets at end of period	$2,807,149	$2,801,122	$2,428,902	$2,807,149	$2,428,902
Tangible common equity to tangible assets	8.47%	8.25%	8.12%	8.47%	8.12%

Total average shareholders equity	$276,250	$246,081	$207,324	$242,224	$197,680
Less: Average intangible assets	40,177	26,884	17,809	25,653	17,932
Average tangible common equity	$236,073	$219,197	$189,515	$216,571	$179,748
Net income to common shareholders	$11,198	$7,353	$8,896	$34,868	$31,952
Return on average tangible common equity	18.87%	13.35%	18.62%	16.10%	17.78%
Average tangible common equity	$236,073	$219,197	$189,515	$216,571	$179,748
Core net income	$10,484	$8,675	$7,289	$36,339	$31,190
Core return on average tangible common equity	17.67%	15.74%	15.26%	16.78%	17.35%

Net interest income	$25,050	$24,246	$20,404	$91,707	$80,112
Add: Noninterest income	2,990	1,757	3,118	7,390	8,874
Less: Employee retention credit	1,154	—	—	1,162	—
Less: Fee received on early loan payoff	—	—	1,863	—	1,863
Less: Net gain on securities	25	75	98	108	555
Operating revenue	$26,861	$25,928	$21,561	$97,827	$86,568

Expenses:
Total noninterest expense	$13,074	$13,687	$9,717	$48,548	$41,876
Less: One-time retirement related expenses	—	—	—	—	1,571
Less: Professional fees related to ERC	236	—	—	236	—
Less: Wire fraud loss	—	—	—	1,155	—
Less: Merger-related expenses	—	1,511	—	1,511	—
Less: Net OREO loss (gain)	3	—	(154)	—	(156)
Less: Loss on sale of branches	—	—	—	—	—
Adjusted noninterest expenses	$12,835	$12,176	$9,871	$45,646	$40,461
Core efficiency ratio	47.78%	46.96%	45.78%	46.66%	46.74%